                                                                    EXHIBIT 99.2


[LOGO]                                      RE:  BOSTON PROPERTIES, INC.
                                                 800 BOYLSTON STREET, SUITE 400
                                                 BOSTON, MA 02199
                                                 (NYSE: BXP)

FOR FURTHER INFORMATION:

AT THE COMPANY                  AT THE FINANCIAL RELATIONS BOARD
Elaine Quinlan                  Marianne Stewart - General Info. (212) 661-8030
Investor Relations              Claire Koeneman - Analyst (312) 266-7800
(617) 236-3300                  Judith Sylk-Siegel - Media (212) 661-8030


                        BOSTON PROPERTIES, INC. ANNOUNCES
                    FOURTH QUARTER AND YEAR END 1999 RESULTS

                         REPORTS FFO PER SHARE OF $0.74

BOSTON, MA, JANUARY 25, 2000 - Boston Properties, Inc. (NYSE: BXP) today reported results for the fourth quarter and year ended December 31, 1999.

Funds from Operations (FFO) for the quarter ended December 31, 1999 were $51.6 million, or $0.76 per share basic and $0.74 per share diluted, compared to FFO of $43.6 million, or $0.69 per share basic and $0.68 per share diluted for the quarter ended December 31, 1998. This represents 8.8% year to year increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 67,906,320 and 81,248,871, respectively, for the quarter ended December 31, 1999 and 63,527,666 and 68,432,476, respectively, for the same quarter last year. FFO for the year ended December 31, 1999 were $196.1 million, or $2.96 per share basic and $2.89 per share diluted, compared to FFO of $153.0 million, or $2.52 per share basic and $2.50 per share diluted for the year ended December 31, 1998. This represents a 15.6% year to year increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 66,235,417 and 79,473,337, respectively, for the year ended December 31, 1999 and 60,776,038 and, 62,443,463, respectively, for the same period last year.

Revenues were $205.1 million for the quarter and $786.6 million for the year ended December 31, 1999, compared to revenues of $170.0 million and $513.8 million for the same periods in 1998. Net income available to common shareholders for the quarter was $34.4 million and $113.9 million for the year ended December 31, 1999, compared to $18.2 million and $93.1 million for the same periods in 1998. Income before gain on sale and extraordinary loss per share for the quarter ended December 31, 1999 was $0.41 per share basic and diluted and $0.43 per share basic and $0.40 per share diluted for the quarter ended December 31, 1998. Income before gain on sale and extraordinary loss per share for the year ended December 31, 1999 was $1.62 per share basic and $1.61 per share diluted, compared to $1.62 per share basic and $1.61 per share diluted for the same period last year.

                                     -MORE-

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter and year ended December 31, 1999. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

As of December 31, 1999, the Company's portfolio consisted of 136 properties comprising more than 35.6 million square feet, including twelve properties under development totaling 3.6 million square feet. The overall occupancy rate for the properties in service as of December 31, 1999 was 97.1%.

Additional highlights of the fourth quarter include:

- Disposition of 8 Arlington Street, a 30,526 square foot office building in Boston, Massachusetts, on December 14, 1999, for gross cash proceeds of approximately $10.25 million.

- Acquisition of a 14.3-acre site and ongoing development of a three building, 381,000 square foot Class A office complex in Needham, Massachusetts for approximately $31.0 million on December 14, 1999. The office complex will be fully leased to Parametric Technology Corporation under a 12-year lease.

- Acquisition of a 11.9-acre site in Dulles, Virginia for approximately $2.9 million on December 1, 1999. A 160,502 square foot Class A office building is currently under development.

- Closing of a construction loan secured by the New Dominion Technology development project in the amount of $48.6 million at a rate of LIBOR + 1.60% and maturing in August 2000.

- Signing of an agreement with Allied Riser Communications Corporation ("Allied") for Allied to provide broadband data, video and voice communications services over fiber-optic networks to 77 Class A office buildings comprising more than 20.6 million square feet. The agreement provides for Boston Properties to participate in any revenues Allied generates resulting from Boston Properties' buildings and for Boston Properties to receive 404,438 warrants for shares of common stock in Allied.

- Signing an agreement with Cypress Communications ("Cypress") for Cypress to provide server-based voice, video and data transmission services to 40 Class A office buildings comprising more than 15.3 million square feet. In return, the agreement provides for Boston Properties to participate in any revenues Cypress generates resulting from Boston Properties' buildings and for Boston Properties to receive 231,681 warrants for shares of common stock in Cypress.

Transactions completed subsequent to December 31, 1999:

- Acquisition of the Company's joint venture partner's interest in One and Two Reston Overlook in Reston, Virginia on January 12, 2000 for approximately $15.2 million.

                                     -MORE-

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in the Northeast Corridor from Virginia to Greater Boston and in Greater San Francisco.

To receive Boston Properties' latest news and corporate developments via fax at no cost, please call 1-800-PRO-INFO; use Company code BXP. Visit the Company's web site at http://www.bostonproperties.com.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, MANY OF WHICH CANNOT BE PREDICTED WITH ACCURACY. ACQUISITIONS THAT ARE PURSUED BY BOSTON PROPERTIES MAY NOT BE CONSUMMATED FOR A VARIETY OF REASONS, INCLUDING A FAILURE TO REACH AGREEMENT WITH THE SELLING PARTY REGARDING THE ACQUISITION PRICE OR OTHER TERMS OF A CONTRIBUTION OR ACQUISITION AGREEMENT. AGREEMENTS THAT THE COMPANY ENTERS INTO MAY BE TERMINATED FOR A VARIETY OF REASONS, INCLUDING A FAILURE BY THE COMPANY OR THE OTHER PARTY TO FULFILL ALL CONDITIONS REQUIRED FOR CONSUMMATION OF THE AGREEMENTS.

Financial tables follow.

                                  BOSTON PROPERTIES, INC.
                           CONSOLIDATED STATEMENTS OF OPERATIONS
                       ( IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

                                                               Three months ended                         Year ended
                                                                   December 31,                           December 31,
                                                      -----------------------------------  --------------------------------------
                                                             1999              1998               1999                1998
                                                      -----------------  ----------------  ------------------  ------------------
                                                                   (unaudited)                (unaudited)
     Revenue
        Rental:
            Base rent                                        $ 170,663         $ 140,109           $ 646,924           $ 419,756
            Recoveries from tenants                             18,864            15,671              72,742              48,718
            Parking and other                                   11,479             6,280              45,751              19,103
                                                             ---------         ---------           ---------           ---------
                Total rental revenue                           201,006           162,060             765,417             487,577
        Development and management services                      3,344             3,517              14,708              12,411
        Interest and other                                         797             4,449               6,439              13,859
                                                             ---------         ---------           ---------           ---------
                Total revenue                                  205,147           170,026             786,564             513,847-
                                                             ---------         ---------           ---------           ---------

     Expenses
        Operating                                               64,947            53,303             249,268             150,490
        General and administrative                               8,110             5,753              29,455              22,504
        Interest                                                53,964            42,934             205,410             124,860
        Depreciation and amortization                           31,744            24,205             120,059              75,418
                                                             ---------         ---------           ---------           ---------
                Total expenses                                 158,765           126,195             604,192             373,272
                                                             ---------         ---------           ---------           ---------
     Income before minority interests and
       joint venture income                                     46,382            43,831             182,372             140,575
     Minority interests in property partnerships                  (141)           (2,163)             (4,614)             (2,554)
     Income (loss) from unconsolidated joint
       ventures                                                   (180)               --                 468                  --
                                                             ---------         ---------           ---------           ---------
     Income before minority interest in Operating
       Partnership                                              46,061            41,668             178,226             138,021
     Minority interest in Operating Partnership                (16,452)          (14,397)            (64,917)            (39,428)
                                                             ---------         ---------           ---------           ---------
     Income before gain on sale and extraordinary
       item                                                     29,609            27,271             113,309              98,593
     Gain on sale of real estate, net of minority
       interest                                                  6,417                 -               6,467                   -
     Extraordinary loss, net of minority interest                    -            (9,045)                  -              (5,481)
                                                             ---------         ---------           ---------           ---------
     Net income before preferred dividend                       36,026            18,226             119,776              93,112
     Preferred dividend                                         (1,654)                -              (5,829)                  -
                                                             ---------         ---------           ---------           ---------
     Net income available to common shareholders             $  34,372         $  18,226           $ 113,947            $ 93,112
                                                             =========         =========           =========            ========

     Basic earnings per share:
        Income before gain on sale and
          extraordinary loss                                    $ 0.41            $ 0.43              $ 1.62              $ 1.62
        Gain on sale, net                                         0.10                 -                0.10                   -
        Extraordinary loss, net                                      -             (0.14)                  -               (0.09)
                                                             ---------         ---------           ---------           ---------
        Net income available to common shareholders             $ 0.51            $ 0.29              $ 1.72              $ 1.53
                                                             =========         =========           =========            ========
        Weighted average number of common shares
          outstanding                                           67,906            63,528              66,235              60,776
                                                             =========         =========           =========            ========

     Diluted earnings per share:
        Income before gain on sale and extraordinary
          loss                                                  $ 0.41            $ 0.40              $ 1.61              $ 1.61
        Gain on sale, net                                         0.09                 -                0.10                   -
        Extraordinary loss, net                                      -             (0.13)                  -               (0.09)
                                                             ---------         ---------           ---------           ---------
        Net income available to common shareholders             $ 0.50            $ 0.27              $ 1.71              $ 1.52
                                                             =========         =========           =========            ========
        Weighted average number of common and common
            equivalent shares outstanding                       68,247            68,432              66,776              61,308
                                                             =========         =========           =========            ========

                                   BOSTON PROPERTIES, INC.
                                 CONSOLIDATED BALANCE SHEETS
                           (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                         December 31,               December 31,
                                                                             1999                       1998
                                                                    -----------------------     ---------------------
                                                                         (unaudited)

                                ASSETS

      Real estate:                                                             $ 5,612,258               $ 4,917,193
           Less: accumulated depreciation                                         (470,591)                 (357,384)
                                                                               -----------               -----------
                  Total real estate                                              5,141,667                 4,559,809

      Cash and cash equivalents                                                     12,035                    12,166
      Notes receivable                                                                   -                   420,143
      Escrows                                                                       40,254                    19,014
      Tenant and other receivables, net                                             28,362                    40,830
      Accrued rental income, net                                                    82,228                    64,251
      Deferred charges, net                                                         50,899                    46,029
      Prepaid expenses and other assets                                             42,912                    26,058
      Investments in joint ventures                                                 36,415                    46,787
                                                                               -----------               -----------
               Total assets                                                    $ 5,434,772               $ 5,235,087
                                                                               ===========               ===========

                LIABILITIES AND STOCKHOLDERS' EQUITY

      Liabilities:
           Mortgage notes payable                                              $ 2,955,584               $ 2,653,581
           Notes payable                                                                 -                   420,143
           Unsecured line of credit                                                366,000                    15,000
           Accounts payable and accrued expenses                                    66,780                    42,897
           Dividends payable                                                        50,114                    40,494
           Accrued interest payable                                                  8,486                     7,307
           Other liabilities                                                        48,282                    27,950
                                                                               -----------               -----------
               Total liabilities                                                 3,495,246                 3,207,372
                                                                               -----------               -----------

      Commitments and contingencies                                                      -                         -
                                                                               -----------               -----------
      Minority interests                                                           781,962                 1,079,234
                                                                               -----------               -----------
      Series A Convertible Redeemable Preferred Stock, liquidation preference $50.00 per share, 2,000,000 shares issued
           and outstanding                                                         100,000                         -
                                                                               -----------               -----------
      Stockholders' equity:
           Excess stock, $.01 par value, 150,000,000 shares
               authorized, none issued or outstanding                                    -                         -
           Common stock, $.01 par value, 250,000,000 shares
               authorized, 67,910,434 and 63,527,819 issued and
               outstanding in 1999 and 1998, respectively                              679                       635
           Additional paid-in capital                                            1,067,778                   955,711
           Dividends in excess of earnings                                         (10,893)                   (7,865)
                                                                               -----------               -----------
               Total stockholders' equity                                        1,057,564                   948,481
                                                                               -----------               -----------
                       Total liabilities and stockholders' equity              $ 5,434,772               $ 5,235,087
                                                                               ===========               ===========


                                  BOSTON PROPERTIES, INC.
                                   Funds from Operations
                               (UNAUDITED AND IN THOUSANDS)


                                                 Three months ended December 31,         Year ended December 31,
                                                ---------------------------------   ----------------------------------
                                                      1999               1998             1999             1998
                                                ----------------   --------------   ---------------   ----------------

Income before minority interests and joint
  venture income (loss)                           $     46,382       $   43,831       $   182,372       $    140,575

Add:
     Real estate depreciation and amortization          31,914           23,930           119,583             74,649
     Income (loss) from unconsolidated joint
       ventures                                           (180)               -               468                  -
Less:
     Minority property partnership's share
         of Funds from Operations                          179            3,725             3,681              4,185
     Preferred dividends and distributions               8,303            4,325            32,111              5,830
                                                  ------------       ----------       -----------       ------------

Funds from operations                             $     69,634       $   59,711       $   266,631       $    205,209
                                                  ============       ==========       ===========       ============

Funds from operations available to common
  shareholders                                    $     51,555       $   43,607       $   196,101       $    153,045
                                                  ============       ==========       ===========       ============

Weighted average shares outstanding - basic             67,906           63,528            66,235             60,776
                                                  ============       ==========       ===========       ============
     Per share - basic                            $       0.76       $     0.69       $      2.96       $       2.52
                                                  ============       ==========       ===========       ============

Weighted average shares outstanding - diluted           81,249           68,432            79,473             62,443
                                                  ============       ==========       ===========       ============
     Per share - diluted                          $       0.74       $     0.68       $      2.89       $       2.50
                                                  ============       ==========       ===========       ============


               BOSTON PROPERTIES, INC
                PORTFOLIO OCCUPANCY


                                            Occupancy by Location
                                   December 31, 1999         December 31, 1998
                                   -----------------         -----------------
Greater Boston                                 96.7%                     97.0%
Greater Washington, D.C.                       96.4%                     98.5%
Midtown Manhattan                              97.8%                     99.9%
Baltimore, MD                                  99.7%                     99.8%
Richmond, VA                                   98.0%                     98.8%
Princeton/East Brunswick, NJ                   98.9%                     98.7%
Greater San Francisco                          96.4%                     98.5%
Bucks County, PA                              100.0%                    100.0%
                                              -----                     -----
         Total Portfolio                       97.1%                     98.4%
                                              =====                     =====


                                              Occupancy by Type
                                   December 31, 1999         December 31, 1998
                                   -----------------         -----------------
Class A Office Portfolio                       97.7%                     98.8%
R&D Portfolio                                  93.0%                     99.2%
Industrial Portfolio                           90.4%                     89.3%
                                               ----                      ----
         Total Portfolio                       97.1%                     98.4%
                                               ====                      ====
